Summary Prospectus	July 15, 2026
Direxion Shares ETF Trust
Direxion Daily SK Hynix Bull 2X ETF
Ticker: SKHL
Listed on: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (866) 476-7523 or by sending an email request to info@direxionshares.com. The Fund’s prospectus and statement of additional information, both dated July 15, 2026, are incorporated by reference into this Summary Prospectus.
Important Information Regarding the Fund
The Direxion Daily SK Hynix Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the American depositary receipts of SK hynix Inc. (NASDAQ: SKHY) ("SKHY"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of SKHY for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of SKHY for that period. Longer holding periods, higher volatility of SKHY and leverage increase the impact of compounding on an investor’s returns. During periods of higher SKHY volatility, the volatility of SKHY may affect the Fund’s return as much as, or more than, the return of SKHY.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if SKHY’s performance is flat, and it is possible that the Fund will lose money even if SKHY’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if SKHY loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of SKHY. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of SKHY and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to SKHY, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
SK hynix Inc. (“SK hynix”) is a South Korean global semiconductor company that engages in the manufacture and sale of semiconductor devices. The core products of the company are memory semiconductors, including dynamic random-access memory (“DRAM”) and NAND Flash memory. SK hynix also operates a foundry business. After completion of the issuance of its American depository shares, SK hynix will be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by SK hynix Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 333-296987 through the Securities and Exchange Commission’s website at www.sec.gov. SK hynix only recently issued its American depository shares. Consequently, public information filed with the Securities and Exchange Commission is limited. In addition, information regarding SK hynix Inc. may be obtained from other sources including, but not limited to, SK hynix's website (www.skhynix.com), press releases, newspaper articles and other publicly disseminated documents. As of the date of this Prospectus, SK hynix is assigned to the information technology sector and the semiconductor industry, which includes exposure to artificial intelligence. As of the date of this Prospectus, the market capitalization of SK Hynix is over $1 trillion USD.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in SKHY that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain SKHY exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and semiconductor industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the information technology sector and semiconductor industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of SKHY. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to SKHY is consistent with the Fund’s investment objective. The impact of SKHY’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of SKHY has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of SKHY has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding SK hynix Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SK hynix Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SKHY have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning SK hynix Inc. could affect the value of the Fund’s investments with respect to SKHY and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of SKHY’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of SKHY during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of SKHY. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of SKHY.
As shown in the chart below, the Fund would be expected to lose 6.1% if SKHY provided no return over a one year period during which SKHY experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if SKHY’s return is flat. For instance, if SKHY’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of SKHY and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of SKHY. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
SKHY had not commenced trading or only recently commenced trading as of the date of this Prospectus and therefore historical volatility and performance are not yet available. In the future, historical volatility and performance will be presented in this section. Historical volatility and performance are not indications of what the volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of SKHY.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of SKHY resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in SKHY, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of SKHY. This would result in a total loss of a shareholder’s investment in one day even if SKHY subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if SKHY’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with SKHY and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to SKHY that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to SKHY and therefore achieve its daily leveraged investment objective. The Fund’s exposure to SKHY is impacted by SKHY’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to SKHY at the end of each day. The possibility of the Fund being materially over- or under-exposed to SKHY increases on days when SKHY is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) SKHY. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with SKHY or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to SKHY, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SKHY. Any of these factors could decrease the correlation between the performance of the Fund and SKHY and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — SK hynix Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of SKHY and make no representation as to the performance of SKHY. Investing in the Fund is not equivalent to investing in SKHY. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SKHY.
American Depositary Receipt (“ADRs”) Risk — ADRs are receipts issued by a U.S. bank or trust company that evidences ownership of shares issued by a non-U.S. issuer. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
SK hynix Inc. Investing Risk – Investing in SKHY involves a high degree of risk. SK hynix operates in a highly competitive and rapidly changing industry. Returns depend in part on SK hynix’s ability to design, manufacture, and sell memory semiconductors, including DRAM and NAND Flash products, and manage production costs, capital expenditures, and technological transitions. The semiconductor industry is subject to significant fluctuations in supply and demand, rapid technological change, short product life cycles, and pricing volatility, which may adversely affect SK hynix’s revenue and profitability. SK hynix relies on complex manufacturing processes, advanced fabrication facilities, and third-party suppliers for equipment and materials, and disruptions, yield issues, supply chain constraints, or delays in capacity expansion could adversely affect its operations. SK hynix is exposed to global economic conditions and trade policies, including tariffs, export controls, and geopolitical tensions that may restrict access to key markets, customers, or technologies. The company faces intense competition from other global semiconductor manufacturers, many of which have significant financial and technological resources. Defects in products, cybersecurity incidents, intellectual property disputes, or failure to keep pace with industry standards could result in reputational harm, loss of customers, or legal exposure.
SK hynix is a corporation organized under the laws of the Republic of Korea and its common shares are listed on the KRX KOSPI Market of the Korea Exchange. In July 2026, SK hynix commenced a public offering of American Depositary Shares representing its common shares. The market value of the American Depositary Shares issued may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in shares of a company that recently commenced an issuance involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in shares of a company that recently commenced an issuance may also involve high transaction costs and are subject to market risk and liquidity risk. The price of SKHY shares could continue to be volatile and could decline in value significantly in the future. Any of these factors may materially and adversely impact the price of SKHY shares, increase volatility, and negatively impact the performance of the Fund.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of SKHY. Significant short-term price movements in SKHY could adversely impact the performance of both SKHY and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of SKHY.
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

Concentration Risk — The Fund will be concentrated in a particular security, SKHY, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the information technology sector and semiconductor industry (the risks of which are described below), the same industry and/or sector to which SKHY is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund invests in instruments referencing only one security and industry, it should be expected to decrease from any market movements that adversely impact SKHY and/or information technology sector and semiconductor industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
South Korean Securities Risk - South Korea’s economy is heavily dependent on trading with key partners. Any increases or decreases in the volume of this trading, changes in taxes or tariffs, or variance in political relationships between nations may impact the South Korean economy. Specifically, economic or political developments with respect to South Korea’s neighboring nations may influence the performance of any investments made within South Korea. Substantial political tensions exist between North Korea and South Korea. Escalated tensions between the two nations and the outbreak of hostilities between the two nations or even the threat of such hostilities could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been declining due to a rapidly aging population and structural problems, among other factors, but could reverse at any time.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Semiconductor Industry Risk– Semiconductor companies may face intense competition, both domestically and internationally, including from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Artificial Intelligence (AI) and Big Data Company Risk —
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Recent Listing and Derivatives Capacity Constraints Risk - The Fund’s ability to achieve its daily leveraged investment objective depends, in part, on the availability of swaps, options, and other financial instruments that provide exposure to SKHY. As the Company only recently commenced offering its American Depositary Shares, these instruments may be limited, illiquid, costly, or unavailable, particularly at the time of or shortly after initial listing or during periods of significant volatility or market demand. Exchange position limits, margin requirements, counterparty risk limits, limited public float, limited trading history, or other market, regulatory, or operational constraints may also restrict the Fund’s ability to obtain or maintain its desired leveraged exposure. As a result, the Fund may be unable to achieve exposure equal to 200% of the daily performance of SKHY, may be unable to rebalance effectively, or may be required to hold more cash or use less efficient instruments. These constraints may increase costs significantly and thereby increase tracking error, cause the Fund to return substantially less than 200% the daily performance of SKHY, or prevent the Fund from achieving its investment objective. Additionally,
Shares trading on the Exchange may experience larger bid-ask spreads and increased premium/discounts,
The gain or loss that an investor experiences is very likely to be different than the Fund’s stated investment objective due to intra-day investment risk. On the date of listing the American Depositary Shares and the period following, investors should expect significant volatility in Share price and heightened risk of the Fund’s return being substantially less than 200% the daily performance of SKHY because of the risks stated above. An investor can lose the full principal value of his/her investment in the Fund within a single day if SKHY loses more than 50% in one day.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to SKHY, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests,
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus

Direxion Daily SK Hynix Bull 2X ETF

Direxion Daily SK Hynix Bull 2X ETF
Summary Prospectus
SEC File Number: 811-22201